UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

MABCURE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-141131
(Commission File Number)

20-4907813
(IRS Employer Identification No.)

21 Sparrow Circle, White Plains, NY 10605
(Address of principal executive offices and Zip Code)

(845) 591 3144
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of David Frank and Vered Caplan

On October 19, 2012, Dr. David Frank and Ms. Vered Kaplan resigned from the Board of Directors of the Company. Dr. Frank and Ms. Caplan do not serve on any committees of the Board of Directors. The resignations were not the result of any disagreement with the Company relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.
(Registrant)

By: /s/ Dr. Amnon Gonenne
Dr. Amnon Gonenne
Chairman of the Board

Date: October 25, 2012